EXHIBIT 99.2



                                CON-WAY INC.

                      RESTRICTED STOCK AWARD AGREEMENT

                           (Service Based Vesting)

THIS AGREEMENT, granted on the [___] day of [_______], 20[__], by Con-way Inc., a Delaware corporation (hereinafter called "Company"), to [First Name] [Last Name] (hereinafter called "Recipient").

                                 WITNESSETH:

WHEREAS, the Company has adopted the Con-way Inc. 2006 Equity and Incentive Plan, as amended from time to time (as so amended, the "Plan"), which Plan is incorporated into this Agreement by reference;

WHEREAS, the Company encourages its executive officers to own shares of the Company's stock and thereby to align their interests more closely with the interests of the other stockholders of the Company, desires to motivate Recipient by providing Recipient with a direct interest in the Company's attainment of its financial goals, and desires to provide a financial incentive that will help attract and retain the most qualified executive officers; and

WHEREAS, the Company has determined that it would be to the advantage and interest of the Company and its stockholders to issue to Recipient the restricted stock provided for in this Agreement as an incentive for increased efforts and successful achievements;

NOW, THEREFORE, the Company hereby grants to Recipient this Restricted Stock Award upon the following terms and conditions:

1. Defined Terms. Except as otherwise indicated herein, all capitalized terms used in this Agreement without definition shall have the meanings given to such terms in the Plan.

2. Restricted Stock Award. As of the date of this Agreement (the "Grant Date"), the Company has issued to Recipient ____________________ shares of its Common Stock (hereinafter called the "Stock") as a restricted stock award ("Restricted Stock Award"). The Company may at its election either (a) after the Grant Date, issue a certificate representing the Stock subject to this Agreement and place a legend on and stop transfer notice describing the restrictions on and forfeitability of such Stock, in which case the Company may retain such certificates or deliver such certificates to its designated agent unless and until the Stock
     represented  by  such  certificate  has   vested  and  may  cancel  such
     certificate if and to the extent that the Stock is forfeited or otherwise required to be transferred back to the Company, or (b) not issue any certificate representing Stock subject to this Agreement and instead document Recipient' s interest in the Stock by notifying the Company's transfer agent ("Transfer Agent") and requesting that the Transfer Agent hold the Stock in book entry form in Recipient's name with the applicable restrictions noted in the book entry system. Book entry adjustments shall be made as specified in Paragraph 6.

     Subject to Paragraphs 3, 4 and 5 below, Recipient shall have all rights of a stockholder with respect to shares of Stock issued hereunder, including the right to vote, to receive dividends (including stock dividends), to participate in stock splits or other recapitalizations, and to exchange such shares in a merger, consolidation or other reorganization. Recipient hereby acknowledges that Recipient is acquiring the Stock issued hereunder for investment and not with a view to the distribution thereof, and that Recipient does not intend to subdivide Recipient's interest in the Stock with any other person.

3. Restrictions. Until such time as a share of Stock vests or is forfeited in accordance with Paragraph 4 below, such share shall be classified as a "Restricted Security" and shall be subject to the following:

     (a) All Restricted Securities shall be subject to the limitations on transferability set forth in Section 16(a) of the Plan, except that the Committee may, in its discretion, (i) pursuant to rules adopted by the Committee, permit transfer(s) of Restricted Securities in connection with Recipient's estate planning, and (ii) permit transfers upon divorce or marital dissolution.

     (b) Stocks Held in Book Entry Form. Upon vesting of any shares of Stock held by Transfer Agent in book entry form, the Company shall notify Transfer Agent of such vesting and Transfer Agent shall make all necessary book entry adjustments in accordance with Paragraph 6 below.

     (c) Stock Evidenced by Certificate. If the Company issues stock certificates in accordance with Paragraph 2 above, such Restricted Securities shall be evidenced by one or more certificates which bear the following legend:

          "These shares are subject to the restrictions enumerated in the Con-way Inc. 2006 Equity and Incentive Plan and in the Restricted Stock Award Agreement dated as of [______ __, 20__] between Con-way Inc. and the registered holder of these shares."

          Upon vesting of any shares of Stock evidenced by stock certificates, the Company shall cause new stock certificates to be issued to evidence the Stock. In such case, all shares of Stock that have vested, and that therefore are no longer classified as Restricted Securities, shall be evidenced by a new certificate which does not bear the legend referred to above, which certificate shall be delivered to Recipient.

          All shares (if any) of Stock which remain unvested at such time, and which therefore continue to be classified as Restricted Securities, shall be evidenced by a new certificate bearing the legend referred to above, which certificate shall be delivered to and held by the Company or its designated agent.



     (d) All distributions on or in respect of any Restricted Securities (including dividends on any Restricted Securities, whether payable in cash, stock or other property) shall be subject to the provisions of Paragraph 5 below.

4.   Vesting; Forfeiture.

     (a) Subject to subparagraph (b) of this Paragraph 4, all shares of Stock shall vest on [_______ __, 20__], provided that Recipient has been an active full-time employee of the Company, a Subsidiary, or an Affiliate at all times during the period from the date of this Agreement until such date.

     (b) All shares of Stock (if any) which have not vested shall vest upon the earliest to occur of the following, provided that Recipient has been an active full-time employee of the Company, a Subsidiary or an Affiliate at all times during the period from the date of this Agreement until the date of such occurrence:

          (1)  Recipient's death;

          (2) Termination of Recipient's employment with the Company, a Subsidiary or an Affiliate as a result of a Disability; or

          (3) Upon a "Change in Control" (as defined in the Plan) applicable to Recipient (whether or not Recipient remains an employee of the Company, a Subsidiary or Affiliate following such Change in Control).

          As used herein, "Disability" means a substantial mental or physical disability, as determined by the Committee in its sole discretion.

          (c) A pro rata portion of all shares of Stock which have not vested shall vest upon Recipient's Normal Retirement. Such pro rata portion shall equal the number of unvested shares of Stock, multiplied by a fraction, the numerator of which is the number of full months elapsing from the Grant Date to the date of Recipient's Normal Retirement, and the denominator of which is 36. "Normal Retirement" means retirement on or after age 65 (Normal Retirement
          Date) or after attaining age 55 with combined age in whole or partial years (rounded to the nearest whole month) plus years of service (as defined in a retirement plan of the Company, a Subsidiary or an Affiliate applicable to Recipient) equal to at least 85 (the Rule of 85).


     (d) All shares of Stock (if any) which have not vested shall be automatically, immediately and irrevocably forfeited if Recipient ceases to be an active full-time employee of the Company, a Subsidiary or an Affiliate for any reason other than as a result of an occurrence described in subparagraphs (b) or (c) above. Upon forfeiture of any shares of Stock, all right, title and interest of Recipient in such Stock, and in any distributions contemplated by Paragraph 5 (other than cash dividends received by Recipient pursuant to Paragraph 5 prior to such forfeiture), shall thereupon cease; and all right, title and interest in and to such Stock and distributions shall vest in the Company, with no compensation or consideration to Recipient.

5.   Distributions on Restricted Securities.

     (a) Any securities or other property (other than cash) received as the result of ownership of Restricted Securities ("Additional Securities") including, but not by way of limitation, warrants and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization, shall be handled by the Company in the same manner and subject to the same restrictions as the Restricted Securities with respect to which they were issued. Recipient shall be entitled to direct the Company or its designated agent to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, or Recipient may direct the Company or its designated agent to sell any such warrant or option, in which case the proceeds shall be held in accordance with the provisions of subparagraph (b) below.

          In the event any Restricted Securities or Additional Securities consist of a security that is by its terms or otherwise convertible into or exchangeable for another security at the election of the holder thereof, Recipient may exercise any such right of conversion or exchange in the event the failure to exercise or delay in exercising such right would result in its loss or diminution in value, and any securities so acquired shall constitute Additional Securities. In the event of any change in certificates evidencing Restricted Securities or Additional Securities, issued by the Company pursuant to Paragraph 2(a) above, by reason of any recapitalization, reorganization or other transaction which results in the creation of Additional Securities, the Company may take any actions it determines appropriate to reflect the changes to such Restricted Securities or Additional Securities which shall be deemed to be Additional Securities.

     (b) All cash dividends payable in respect of any Restricted Securities shall be paid to Recipient on the dividend payment date on which such cash dividends are paid to other registered holders of the Company's Common Stock. The Company shall handle all distributions, other than cash dividends on the Restricted Securities, paid or made in cash with respect to Restricted Securities and Additional Securities ("Cash Distributions") in accordance with subparagraph
          (a) above.

6. Book Entry Adjustments. The Transfer Agent shall maintain a book entry account (the "Account") to indicate the number of Restricted Securities and Additional Securities held thereunder (the "Book-Entry Shares") and, upon notification by the Company, shall make book entry adjustments to reflect releases of Book-Entry Shares to Recipient pursuant to the terms of this Agreement. When Book-Entry Shares are to be transferred to Recipient, the Transfer Agent shall, unless the Company requests that such shares be evidenced by certificates, make appropriate book entry adjustments to the accounts maintained by the Transfer Agent on behalf of Recipient. The Transfer Agent shall advise the Company and Recipient in writing of changes to the Account, and the Transfer Agent shall make the information contained in the Account, as it may be updated from time to time, available for inspection by the Company and Recipient upon their reasonable request.

7.   Taxes.

     (a) Recipient agrees to make appropriate arrangements for the satisfaction of any applicable federal, state or local income, employment or other tax withholding requirements (collectively, the "Taxes") applicable to the receipt of Stock hereunder upon the lapse of restrictions with respect thereto or upon the exercise of an election by Recipient under Section 83(b) of the Internal Revenue Code.

     (b) Upon demand, Recipient shall promptly pay to the Company the amount of all applicable Taxes that the Company is required to withhold and pay on behalf of Recipient with respect to the shares of Stock issued hereunder. At its discretion, the Company may withhold any distribution under this Agreement in whole or in part until such payment is made to the Company. In lieu thereof, the Company or an Affiliate may withhold such amounts as are necessary to pay such Taxes from any fees, salary, bonus or other amounts payable by the Company or an Affiliate to Recipient, or the Company may withhold a number of shares of Stock having a market value not exceeding the amount of such Taxes and cancel (in whole or in part) any such shares in order to satisfy the payment of such Taxes. Alternatively, the Recipient may elect to have the Company withhold a number of shares of Stock having a market value not exceeding the amount of such Taxes. In determining the market value of shares of Stock for purposes of paying Taxes pursuant to this subparagraph
          (b), the Company shall use (i) in the case of Taxes arising as a result of the lapse of restrictions with respect to shares of Stock, the closing price of a share of Stock on the New York Stock Exchange on the date that such restrictions lapse, and (ii) in the case of Taxes arising as a result of a timely and valid exercise by Recipient of an election under Section 83(b) of the Internal Revenue Code, the closing price of a share of Stock on the New York Stock Exchange on the date of issuance of the shares of Stock subject to such election. In the event that shares of the Stock issuable hereunder are withheld by the Company to satisfy Recipient's tax liability, no shares of Stock shall be withheld with a value exceeding the minimum amount of tax required to be withheld by law.

8. Committee Decisions Conclusive. All decisions of the Committee upon any question arising under the Plan or under this Agreement shall be final and binding on all parties (except for any change occurring pursuant to the claims procedures set forth in Section 15 of the Plan).

9. No Right to Continued Employment, etc. Nothing in this Agreement, the Restricted Stock Award granted hereunder or any other agreement entered into pursuant hereto (i) shall confer upon Recipient the right to continue in the employ of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth herein or in any such other agreement or (ii) interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate Recipient's employment.

10. Notice. Any notice or other paper required to be given or sent pursuant to the terms of this Agreement shall be sufficiently given or served hereunder to any party when transmitted by registered or certified mail, postage prepaid, addressed to the party to be served as follows:

     Company:  Con-way Inc., 2855 Campus Drive, Ste 300, San Mateo, CA  94403
               Attn.:  Corporate Secretary

     Recipient:At Recipient's home address as it appears most recently in the books and records of the Company

     Any party may designate another address for receipt of notices so long as notice is given in accordance with this Paragraph 10.

11. Amendment; Modification. This Agreement may not be modified or amended, except for a unilateral amendment by the Company that does not materially adversely affect the rights of Recipient under this Agreement. No party to this Agreement may unilaterally waive any provision hereof except in writing. Any such modification, amendment or waiver signed by, or binding upon, Recipient, shall be valid and binding upon any and all persons or entities who may, at any time, have or claim any rights under or pursuant to this Agreement.

12. Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

13. Successors. Except as otherwise expressly provided herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

14.  Governing  Law.   The  interpretation  and enforcement of this Agreement
     shall be governed by the internal laws of the State of Delaware without regard to principles of conflicts of laws.

15. Counterparts. This Agreement may be executed in counterparts, all of which taken together shall be deemed one original.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                               CON-WAY INC.

                               By:  ___________________________________
                                    Jennifer W. Pileggi
                                    Sr VP General Counsel & Secretary
                                    2855 Campus Drive, Suite 300
                                    San Mateo, CA  94403


Acknowledgements: The undersigned Recipient acknowledges receipt of, and understands and agrees to, the terms and conditions of this Restricted Stock Award Agreement and the Plan. Recipient further acknowledges that as of the date set forth herein, this Restricted Stock Award Agreement and the Plan set forth the entire understanding between Recipient and the Company regarding the acquisition of stock in the Company under the Plan and supersede all prior oral and written agreements on this subject.

                               RECIPIENT

                               By: _________________________
                                    Name
                                    [Address]
                                    [Address]